UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): September 18, 2009

                       Frontier Communications Corporation
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

            001-11001                               06-0619596
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     (Commission File Number)             (IRS Employer Identification No.)


   3 High Ridge Park, Stamford, Connecticut                  06905
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   (Address of principal executive offices)               (Zip Code)

                                (203) 614-5600
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              (Registrant's telephone number, including area code)


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                   (Former name or former address, if changed
                              since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 8.01      Other Events.
               -------------

                    Frontier  Communications   Corporation  (the  "Company")  is
               filing this Current Report on Form 8-K with the U.S. Securities and Exchange Commission to incorporate by reference the consent of Ernst & Young LLP, which is filed as Exhibits 23.1 hereto, into the Company's Registration Statement on Form S-3 (File No. 333-158391), as set forth in such consent.

Item 9.01      Financial Statements and Exhibits.
               ----------------------------------

         (d)   Exhibits

               23.1     Consent of Ernst & Young LLP.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FRONTIER COMMUNICATIONS CORPORATION


Date:  September 18, 2009             By:  /s/ Robert J. Larson
                                           ---------------------------------
                                           Name:  Robert J. Larson
                                           Title: Senior Vice President and
                                                  Chief Accounting Officer